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                       CO-INVESTOR SUBSCRIPTION AGREEMENT

                                      among

                      UNIVERSAL COMPRESSION HOLDINGS, INC.,

                                       and

        EACH OF THE SIGNATORIES HERETO NAMED ON THE SIGNATURE PAGE HERETO
                        UNDER THE CAPTION "CO-INVESTORS"

                         Dated as of February 20, 1998.

------------------------------------------------------------------------------

                      CO-INVESTOR SUBSCRIPTION AGREEMENT

         CO-INVESTOR SUBSCRIPTION AGREEMENT dated as of February 20,
1998 (the "Agreement"), by and among Universal Compression Holdings, Inc., a Delaware corporation ("Holdings"), each of the signatories hereto named on the signature page hereto under the caption "Co-Investors" (collectively, the "Co-Investors").

                  WHEREAS, TW Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Holdings ("TW"), proposes to acquire (the "Acquisition") all of the issued and outstanding shares of common stock of Tidewater Compression Service, Inc., a Texas corporation ("Compression"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated December 18, 1997, by and between TW (which, after acquiring the stock of, and being merged into, Compression will change its name to Universal Compression Inc. (the "Company")) and Tidewater Inc., a Delaware corporation;

                  WHEREAS, in connection with the Acquisition, Holdings is providing certain equity financing at the closing of the Acquisition (the "Equity Financing") to the Company to fund a portion of the purchase price of the Acquisition;

                  WHEREAS, Castle Harlan Partners III, L.P., a Delaware limited partnership, and related funds, accounts and individuals will provide Holdings with at least 51% of the Equity Financing in return for Common Stock of Holdings, par value $.01 per share (the "Common Stock") and Series A Preferred Stock of Holdings, par value $.01 per share (the "Preferred Stock") in an amount equal to such percentage contribution;

                  WHEREAS, in connection with the Equity Financing, the Co-Investors desire to subscribe from Holdings, and Holdings desires to issue and sell to the Co-Investors, the number of shares of Common Stock and the number of shares of Preferred Stock, each as set forth opposite the name of each Co-Investor on Annex I hereto for a purchase price set forth opposite the name of each Co-Investor on Annex I (the "Purchase Price").

                  NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.       Definitions.

                  As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                  "Affiliate" shall, as to Holdings or any other specified Person, mean (i) any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Holdings (or other specified Person), (ii) any Person, directly or indirectly, having Beneficial Ownership of at least 10% of any class of outstanding capital stock or other evidence of Beneficial Ownership in Holdings or such other Person; provided, however, that no holder of

Holdings Securities shall by reason of such holding be an Affiliate of Holdings or any of its Subsidiaries for purposes of this Agreement and (iii) any employee of Castle Harlan, Inc. ("CHI") or Affiliates of CHI.

                  "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized by law or regulation to be closed in New York, New York.

                  "Beneficial Ownership" shall be interpreted herein to have the same meaning as set forth in Section 13(d) of the Exchange Act.

                  "Closing" shall have the meaning set forth in Section 2.2.

                  "Closing Date" shall have the meaning set forth in
Section 2.2.

                  "Common Stock" shall have the meaning set forth in the recital hereto.

                  "Company" shall have the meaning set forth in the first paragraph hereof.

                  "Holdings Securities" shall have the meaning set forth in
Section 2.1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  "Preferred Stock" shall have the meaning set forth in the recital hereto.

                  "Purchase Price" shall have the meaning set forth in the recital hereto.

                  "Co-Investor" shall have the meaning set forth in the first paragraph hereof.

                  "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated the date hereof, among Holdings and certain of its stockholders.

                  "Securities Act" shall mean the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder.

                  "Stockholders Agreement" shall mean the Stockholders Agreement, dated the date hereof, among Holdings and certain of its stockholders.

                  "Stock Purchase Agreement" shall have the meaning set forth in the recitals hereto.


                  "Subsidiary" shall mean any Person of which Holdings or other specified Person now or hereafter shall at the time own directly or indirectly at least a majority of the outstanding capital stock (or other evidence of Beneficial Ownership) entitled to vote generally or at least a majority of the partnership, joint venture or similar interest, or in which Holdings or other specified Person is a general partner or joint venturer without limited liability.

                  "Voting Agreement" shall mean the Voting Agreement, dated the date hereof, among Holdings, Castle Harlan Partners III, L.P. and the Co-Investors.

2.       Purchase

                  2.1 Purchase. Upon the consummation of the Acquisition and on the terms and subject to the conditions set forth in this Agreement, the Co-Investors hereby agree to subscribe and purchase, and Holdings hereby agrees to issue and sell to the Co-Investors, on the Closing Date, the shares of the Common Stock and the shares of the Preferred Stock set forth opposite its name on Annex I for the Purchase Price set forth opposite its name thereon. The Common Stock and Preferred Stock purchased pursuant to this Agreement are sometimes collectively referred to herein as the "Holdings Securities."

                  2.2 The Closing. The closing (the "Closing") of the purchase of Holdings Securities shall take place at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022, on the Business Day (the "Closing Date") set forth in a notice to the Co-Investors at least one Business Day in advance.

                  At the Closing, (i) Holdings shall issue and deliver to the Co-Investors, against payment of the Purchase Price therefor, certificates representing Holdings Securities to be sold by it pursuant to Section 2.1 hereof, (ii) each Co-Investor shall deliver to Holdings against delivery of the certificate or certificates representing Holdings Securities, by wire transfer to such account as Holdings shall designate in writing at least two Business Days prior to the Closing Date, the Purchase Price payable in immediately available funds, and (iii) each party to this Agreement shall deliver to the other such other documents, instruments and writings as may be required to be delivered in accordance with this Agreement or as may be reasonably requested by such other party.

3. Representations and Warranties of the Co-Investors.

                  Each Co-Investor represents and warrants to Holdings as follows:

                  3.1 Authorization. It has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement has been duly authorized, executed and delivered by it and is valid, binding and enforceable in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors.

                  3.2 Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not (a) conflict with (i) any provision of any governing instrument applicable to such Co-Investor, or (ii) any material permit, franchise, judgment, decree, statute, rule or regulation applicable to such Co-Investor or its business or property, or (b) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which such Co-Investor is a party or by which it is bound.

                  3.3 Status and Investment Intent. (a) It is an "accredited investor" as defined in Rule 501(a) under the Securities Act, and it is acquiring Holdings Securities hereunder for its own account for investment purposes only and not with a view to, or with any present intention of, distribution thereof except as is otherwise provided in this Agreement with respect to Holdings Securities, provided, that the disposition of its property shall at all times be within its control. Such Co-Investor understands that it must bear the economic risk of an investment in Holdings Securities for an indefinite period of time because, among other reasons, the offering and sale of Holdings Securities have not been registered under the Securities Act and, therefore, Holdings Securities cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. A legend to this effect shall be set forth on the face of each certificate evidencing Holdings Securities.

                           (b)      It has sufficient knowledge and experience
in financial and business matters so as to be capable of evaluating the merits and risks of its investment in Holdings Securities and it is capable of bearing the economic risks of such investment, including a complete loss of its investment. Such Co-Investor has not relied in connection with this investment upon any representations, warranties or agreements other than those set forth in this Agreement and the Stock Purchase Agreement.

                  3.4 Access to Information. It has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, Holdings and its representatives concerning the terms and conditions of the purchase of Holdings Securities and to obtain any additional information which Holdings possesses or can reasonably acquire.

4.       Representations and Warranties of Holdings.

                  Holdings represents and warrants to the Co-Investors as follows:

                  4.1 Authorization. Holdings has full corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder and this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by Holdings and are valid, binding and enforceable against Holdings in accordance with their respective terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors.

                  4.2 Capitalization. The authorized capitalization of Holdings at closing will consist of (i) 1,000,000 shares of Common Stock, of which 325,000 shares are issued and outstanding, and (ii) 5,000,000 shares of preferred stock, of which 2,000,000 shares have been designated as Series A Preferred Stock and are issued and outstanding. Annex I attached hereto sets forth the name of each holder of Common Stock and Preferred Stock and the number of shares and percentage ownership of Common Stock and Preferred Stock to be held by each such person after giving effect to (i) the sales thereof hereunder and (ii) the other sales thereof being effected on the Closing Date. Other than as set forth on Annex I, there are no other options or other securities convertible into or exchangeable or exercisable for shares of Common Stock or Preferred Stock outstanding on the date hereof. Other than the Stockholders Agreement,

Holdings has not entered into any contract or agreement granting preemptive rights with respect to the Common Stock or Preferred Stock.

                  4.3 Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not (a) conflict with (i) any provision of any governing instrument applicable to Holdings, or (ii) any material permit, franchise, judgment, decree, statute, rule or regulation applicable to Holdings or its business or property, or (b) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which Holdings is a party or by which Holdings is bound.

                  4.4 Organization and Good Standing. Holdings (a) is duly organized and validly existing under the laws of the state of Delaware, (b) is duly qualified as a foreign corporation and authorized to do business in other jurisdictions in which the nature of its business or property makes such qualification necessary, except where such failure to qualify would not have a material adverse effect on the business, operations or condition, financial or otherwise, of Holdings and its Subsidiaries, taken as a whole, and (c) has the corporate power to own its properties and to carry on its business as now conducted and as currently proposed to be conducted.

                  4.5 Certificate of Incorporation and By-Laws. The copies of the Certificate of Incorporation and By-Laws of Holdings and all amendments to each, which are annexed hereto as Exhibit A, are true, correct and complete.

                  4.6 Valid Issuance. Holdings Securities being issued and sold hereunder by Holdings have been duly authorized and will, upon consummation of the transactions contemplated herein, be validly issued, fully-paid and non-assessable.


                  4.7 Newly Formed Entity. Holdings was incorporated under the laws of the State of Delaware on December 1, 1997 and has not, since that date, entered into any agreements or contracts other than the (i) Stock Purchase Agreement and all agreements and documents relating to the transactions contemplated by the Stock Purchase Agreement and the financing relating thereto,
(ii) consulting and management agreements and (iii) this Agreement, the Management Subscription Agreement, dated as of the date hereof, among Holdings and certain members of its management, the Voting Trust Agreement, dated as of the date hereof, among Holdings, certain stockholders of Holdings and John K. Castle, as voting trustee, the Registration Rights Agreement and the Voting Agreement.

                  4.8 Securities Laws. The offer and sale of the Holdings Securities pursuant to this Agreement does not violate, and will not violate, the Securities Act or any state securities or "blue sky" laws.

                  4.9 Small Business Matters. The information regarding Holdings and its affiliates set forth in SBA Form 480, Form 652 and Part A of Form 1031 delivered at the Closing is accurate and complete. Copies of such forms shall have been completed and executed by the Company and delivered to those Co-Investors that so request at the Closing.

5.       Closing Conditions.

                  The obligation of each Co-Investor to purchase any Holdings Securities pursuant to this Agreement shall be subject to the satisfaction, prior to or substantially contemporaneously with the making of such purchase at the Closing, of the following conditions, compliance with which, or the occurrence of which, may be waived in whole or in part by any Co-Investor in writing:

                  5.1 Legal Opinions, etc. The Co-Investors shall have received from Schulte Roth & Zabel LLP, counsel to Holdings, an opinion dated the date of the Closing in form and substance reasonably satisfactory to each of the Co-Investors.

                  5.2 Representations, Warranties and Conditions; Officers' Certificate. The representations and warranties of Holdings contained herein shall be true and correct in all material respects on and as of the date of the Closing with the same force and effect as though made on and as of the date of the Closing; and the Co-Investors shall have received on the date of the Closing a certificate of Holdings to these effects and to the effect that the conditions specified in this Section 5.2 have been satisfied and Holdings has performed and complied with all agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  5.3 Taxes, Penalties, etc. The purchase of and payment for Holdings Securities shall not subject any Co-Investor to any penalty or tax liability and shall not be prohibited by law.


                  5.4 No Change in Law; Litigation, etc. No legal requirement shall have been enacted or become effective, nor shall any legislation have been introduced for passage to any legislature, nor shall have any investigation by any governmental authority or administrative body been commenced, nor shall any decision of any court of competent jurisdiction have been rendered, nor shall any litigation or other action or proceeding have been commenced, which in any Co-Investor's reasonable judgment could materially and adversely affect the transaction contemplated by this Agreement.

                  5.5 General. All instruments and legal and corporate proceedings in connection with the transaction contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Co-Investors, and the Co-Investors shall have received counterpart, original, or certified or other copies, of all documents, including records of corporate proceedings and opinions of counsel, that they may have requested in connection therewith.

                  5.6 SBA Documents and Information. Holdings shall have executed and delivered to each Co-Investor requesting the same a Size Status Declaration on SBA Form 480 and an Assurance of Compliance on SBA Form 652 and information necessary for the preparation of a Portfolio Financing Report on SBA Form 1031.

                  5.7 Consummation of the Acquisition. The Acquisition and all related transactions shall be consummated on a substantially contemporaneous basis with the Closing on the terms set forth in the Stock Purchase Agreement and the Company shall be a wholly-owned subsidiary of Holdings.

6.       Miscellaneous.

                  6.1 Assignability; Binding Effect. Except as otherwise provided in this Section (and except for any transfer by Mellon Bank, N.A. as trustee for the Bell Atlantic Master Trust to any successor trustee or nominee for, or successor by reorganization of, such Trust), no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void. Holdings shall have the right to assign its rights and obligations hereunder to any successor entity (including any entity acquiring substantially all of the assets of Holdings), whereupon references herein to Holdings shall be deemed to be to such successor. This Agreement, and the rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of any and all successors, permitted assigns, personal representatives and all other legal representatives, in whatsoever capacity, by operation of law or otherwise, of the parties hereto, in each case with the same force and effect as if the foregoing persons were named herein as parties hereto.

                  6.2 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telecopied with confirmed receipt, sent by certified, registered, or express mail, postage prepaid, or sent by a national next-day delivery service to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice, and shall be deemed given when so delivered personally or telecopied, or if mailed, 5 days after the date of mailing, or, if by national next-day delivery service, on the day after delivery to such service as follows:

                           (a) If to Holdings, to it at the following address:

                                            Castle Harlan, Inc.
                                            150 E. 58th Street
                                            New York, NY 10155
                                            Attention: Jeffrey M. Siegal

                           with a copy to:

                                            Schulte Roth & Zabel LLP
                                            900 Third Avenue
                                            New York, NY 10022
                                            Attention: Andre Weiss, Esq.

                           (b) If to the Co-Investors, to them at their respective addresses set forth next to their names on Annex II hereto;

or at such other address or addresses as either party hereto shall have specified by notice in writing to the other party (provided, that such notice of change of address shall be deemed to have been duly given only when actually received).

                  6.3 Applicable Law; Consents. This Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to such party at its address set forth in this Agreement (and service so made shall be deemed complete five days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts.

                  6.4 Entire Agreement; Amendments and Waivers. This Agreement and the Stock Purchase Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. The failure of any party to seek redress for the violation of or to insist upon the strict performance of any term of this Agreement shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance.

This Agreement may be amended only by the written consent of each party hereto, and each party hereto may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived only by the written waiver of the party against whom such action or inaction may negatively affect, but, in any case, such consent or waiver shall only be effective in the specific instance and for the specific purpose for which given.

                  6.5 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                  6.6 Severability. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  6.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  6.8 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

                  6.9 Survival of Covenants. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to a party pursuant hereto or in connection herewith shall survive the execution and delivery to such party of this Agreement and of Holdings Securities.

                  6.10 Brokers Fees, etc. Each party hereto represents and warrants to each other party that no broker's, finder's or placement fee or commission will be payable to any Person alleged to have been retained by such representing and warranting party with respect to the transaction contemplated by this Agreement. Each party hereto hereby indemnifies each other party against and agrees that it will hold each other party and each of such party's Affiliates (and each of the trustee, employees and other fiduciaries or agents of such party) harmless from any claim, demand or liability for any broker's, finder's or placement fee or commission alleged to have been incurred by such indemnifying party, including without limitation reasonable attorneys' fees.

                  6.11 Expenses. Whether or not the transaction contemplated by this Agreement shall be consummated, Holdings agrees to pay, on demand, all expenses in connection with this transaction and operations hereunder, including without limitation (i) payment by wire transfer at the closing hereunder of the reasonable fees and expenses of special counsel to each Co-Investor (upon reasonable documentation thereof), arising in connection with the negotiation and execution of this Agreement, the Stockholders Agreement, the Registration Rights Agreement and the Voting Agreement and the consummation of the transactions contemplated hereby and thereby, (ii) the out-of-pocket expenses incurred by each Co-Investor (upon reasonable documentation thereof) in connection with the investigation and consummation of such transactions, (iii) any taxes, including recording or filing fees and transfer and documentary stamp and similar taxes, payable in respect of execution and delivery of this Agreement and the other agreements mentioned in clause (i), (iv) all expenses (including enforcement, reasonable attorneys' fees and expenses) incurred in respect of the exercise or performance, or the preservation or enforcement, of any right granted to the Co-Investors, and the consideration of any legal questions relevant thereto and (v) all expenses (including reasonable attorneys' fees and expenses) in connection with any amendments or waivers (whether or not the same become effective) of this Agreement or any of such other agreements mentioned in clause (ii).

                           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             UNIVERSAL COMPRESSION HOLDINGS INC.


                                             By:        /s/ ERNIE DANNER
                                                 -------------------------------
                                                 Name: Ernie Danner
                                                 Title: Chief Financial Officer

                                             CO-INVESTORS:

                                             MELLON BANK, N.A., AS TRUSTEE
                                             FOR THE BELL ATLANTIC MASTER
                                             TRUST, AS DIRECTED BY
                                             BELL ATLANTIC CORPORATION

                                             By:       /s/ BERNADETTE RIST
                                                 -------------------------------
                                                 Name:  Bernadette Rist
                                                 Title: Authorized Signature


                                             FIRST UNION CAPITAL PARTNERS, INC.

                                             By:        /s/ JAMES C. COOK
                                                 -------------------------------
                                                 Name: James C. Cook
                                                 Title: Senior Vice President

                                             BT CAPITAL PARTNERS, INC.

                                             By:     /s/ MICHAEL J. BATAL III
                                                 -------------------------------
                                                 Name: Michael J. Batal III
                                                 Title: Managing Director

                                             WILMINGTON TRUST, AS TRUSTEE OF
                                             DU PONT PENSION TRUST

                                             By:      /s/ MARY ALICE SNYDER
                                                 -------------------------------
                                                 Name: Mary Alice Snyder
                                                 Title: Vice President

                                             BROWN UNIVERSITY THIRD CENTURY FUND

                                             By:     /s/ MARVYN CARTON
                                                 -------------------------------
                                                 Name: Marvyn Carton
                                                 Title: Vice Chairman

                                   ANNEX I

                             CAPITALIZATION CHART

                                   ANNEX II

             Co-Investor                                                  Address
             -----------                                                  -------
Mellon Bank, N.A., as Trustee for the Bell Atlantic         One Mellon Bank Center
Master Trust                                                Room 3346
                                                            Pittsburgh, PA 15258-0001
                                                            Attention:  Robert F. Sass

                                                            with a copy to:

                                                            Bell Atlantic Management Company
                                                            200 Park Avenue
                                                            New York, NY 10166
                                                            Attention:  A. Jay Baldwin, Conrad  A. Francis and
                                                            Bruce Francese, Esq.

                                                            Ropes & Gray
                                                            One International Place
                                                            Boston, MA 02110
                                                            Attention:  Arthur G. Siler, Esq.

First Union Capital Partners, Inc.                          One First Union Center
                                                            301 South College Street
                                                            Charlotte, NC 28288
                                                            Attention:  James C. Cook

BT Capital Partners, Inc.                                   Mail Stop 2255
                                                            130 Liberty Street
                                                            New York, NY 10006
                                                            Attention:  Gregory Chiate

Wilmington Trust, as Trustee of Du Pont Pension Trust       Du Pont Pension Fund Investments
                                                            Delaware Corporate Center
                                                            1 Righter Parkway
                                                            Wilmington, DE 19803
                                                            Attention:  John Wolak

Brown University Third Century Fund                         164 Angell Street
                                                            Box C
                                                            Providence, RI 02912
                                                            Attention: James Kilpatrick


                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       AND

                                    BY-LAWS